EXHIBIT 10.1

                      STOCK PURCHASE AND EXCHANGE AGREEMENT
                      -------------------------------------

         THIS STOCK PURCHASE AND EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of the 14th day of July 1998, by and between Dentmart Group, Inc., a Colorado corporation (the "Company"), and the individuals whose names appear on the signature page hereof.

         A. The Company has authorized a 1 for 1.65 reverse stock split (the "Reverse Stock Split") and an increase in the number of authorized shares of common stock of the Company (the "Authorized Share Increase"). The Company has authorized a merger (the "Merger") with its wholly-owned subsidiary, SITEK, Incorporated, a Delaware corporation, in order to change the State of Incorporation to Delaware and the name of the Company to SITEK, Incorporated, to effect the Reverse Stock Split and the Authorized Share Increase. Upon execution of this Agreement, the documents required to effect the Merger (drafts of which have been approved by all parties and pre-cleared by the state authorities) will be filed with the States of Colorado and Delaware. Immediately following the Merger there will be approximately 3,030,800 shares of the Company's Common Stock, $.005 par value (the "Company's Common Stock"), issued and outstanding.

         B. CMP Solutions, Inc., an Arizona corporation ("CMP"), is a recently formed corporation whose issued and outstanding common stock (the "CMP Stock") is owned, beneficially and of record, by the individuals whose names appear on the signature page hereof (the "Purchasers"), who together own an aggregate of 1,000,000 shares of CMP Stock in the respective numbers of shares set forth opposite the name of each.

         C. The Company desires to issue and sell to the Purchasers, and each of them desires to purchase and acquire from the Company, shares of the Company's Common Stock, in consideration of the exchange therefor of all of the issued and outstanding shares of the CMP Stock, on the terms and subject to the conditions set forth herein;

         D. The parties hereto intend that the issuance of the shares of the Company's Common Stock in exchange for all of the CMP Stock shall qualify as a "tax-free" reorganization as contemplated by the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1954, as amended.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:
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                                    ARTICLE 1

         1.1 Immediately upon the Merger becoming effective, the Company will sell, and each of the Purchasers will, severally and not jointly, purchase from the Company an aggregate of 9,200,000 of authorized and newly issued shares of the Company's Common Stock, with the number of shares to be purchased by each to be as set forth opposite his name on the signature page hereof in exchange for that respective number of shares of CMP Stock owned by each Purchaser which is set forth opposite his name on the signature page hereof.

                                    ARTICLE 2

                            CLOSING AND POST-CLOSING

                  The consummation of the sale to and purchase by the Purchasers of the Company's Common Stock contemplated hereby (the "Closing") shall be effective upon final execution and delivery by all parties of this Agreement and each of the agreements and certificates specified in this Article 2 (the "Closing Date"). If the Closing fails to occur by July 31, 1998, or by such later date to which the Closing may be extended as provided hereinabove, this Agreement shall automatically terminate, all parties shall pay their own expenses incurred in connection herewith, and no party hereto shall have any further obligations hereunder; At the Closing, as conditions thereto,

         (a) The  Company  shall  deliver,  or  cause  to be  delivered,  to the
Purchasers:

                  (i) Certificates for the shares of the Company's Common Stock being purchased for their respective accounts, in form and substance reasonably satisfactory to the Purchasers and their counsel (these certificates will be delivered after the Merger becomes effective);

                  (ii)     The  releases  and  other  agreements   specified  in
                           Section 6.3(c) below, if any;


                  (iii) Resignations of the Company's officers and directors specified in Section 6.3(d) below; and

                  (iv)     The  Registration  Rights  Agreements   specified  in
                           Section 6.3(e) below.

                  (v) Accurate and complete minutes containing all of the resolutions and minutes of the Company's Board and shareholders meetings.

         (b) The Purchasers shall deliver to the Company:
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                  (i)      A stock  certificate or  certificates  evidencing the
                           ownership of each Purchaser of all shares of CMP Stock owned by them, duly endorsed for transfer to the Company;

                  (ii) The certificate of the Purchasers and CMP specified in Section 6.4(a) below;

                  (iii) The certified resolutions of CMP specified in Section 6.4(b) below;

                  (iv)     The releases specified in Section 6.4(c) below; and

                  (v)      The  Registration  Rights  Agreements  referred to in
                           Section 6.3(e) below.

         (c) Following the Closing, the Company will effect the Merger and the issuance of the shares of the Company's Common Stock to the Purchasers. The Company's present management and legal counsel will assist in reporting these events to the U.S. Securities and Exchange Commission on Form 8-K upon receipt of a written request from the Purchasers.

         (d) The Purchasers acknowledge that $125,000 is due to Mark DiSalvo from the Company and the Purchasers agree that Mr. DiSalvo will be paid out of any funds received by the Company or CMP, or both, from private placements, equity or debt financings, or any other source of equity funding.

         (e) Other than as otherwise allowed or contemplated by this Agreement, for a period of eighteen months from the Closing Date, no reverse stock split or other form of reorganization (other than the already approved Reverse Stock Split which is to be effected by the Company), which would have the effect of causing any portion of currently outstanding shares of the Company to be reduced to a smaller number or to be otherwise diluted, shall be authorized or completed, either as part of any merger transaction or for any other reason; provided that nothing in this Agreement prohibits or limits the Company in any manner from conducting private placements, public underwritings, mergers and acquisitions for reasonable value.

                                    ARTICLE 3

                  The Company hereby represents and warrants to the Purchasers, and each of them, as follows (it being acknowledged that the Purchasers are entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Purchasers hereunder):

         3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon the Company. The Company has all requisite corporate power and authority to conduct its business as now being conducted and
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to own and lease the  properties  which it now owns and leases.  The Articles of
Incorporation as amended to date, certified by the Secretary of State of Colorado, and the Bylaws of the Company as amended to date, certified by the President and the Secretary of the Company, which have been delivered to the Purchasers prior to the execution hereof are true and complete copies thereof as in effect as of the date hereof.

         3.2 The Company has full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transactions herein contemplated, and to issue and sell the Company's Common Stock to the Purchasers and to perform all of its obligations hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Company, which authorizations remain in full force and effect, have been duly executed and delivered by the Company, and no other corporate proceedings on the part of the Company are required to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of the Company and is enforceable with respect to the
Company in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, nor the consummation by the Company of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a breach of, violation of, or default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which the Company is a party or by which the Company or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation (collectively, "Laws") applicable to the Company or any of the assets or properties of the Company. No authorization, consent or approval of any public body or authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

         3.3 Subject to the disclosure on Exhibit A, attached hereto, following the Merger, the authorized capital stock of the Company will consist of 50,000,000 shares of Common Stock, $.005 par value (defined above as the "Company's Common Stock"), and 2,000,000 shares of Preferred Stock, $.01 par value. Following the Merger, there will be approximately 3,030,800 shares of the Company's Common Stock, $.005 par value (the "Company's Common Stock"), issued and outstanding and no shares of Preferred Stock issued or outstanding. Prior to the Closing no options will be granted pursuant to the Company's approved but not yet established incentive stock option plan. All of the outstanding shares of the Company's Common Stock have been and all of the Company's Common Stock to be issued and sold to the Purchasers pursuant to this Agreement will be, duly authorized, validly issued, fully paid and nonassessable. Except as set forth above in this Section 3.3, there are no warrants, options, calls, commitments or other rights to subscribe for or to purchase from the Company any capital stock of the Company or any securities convertible into or
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exchangeable  for any  shares  of  capital  stock of the  Company,  or any other securities or agreement pursuant to which the Company is or may become obligated to issue any shares of its capital stock, nor is there outstanding any commitment, obligation or agreement on the part of the Company to repurchase, redeem or otherwise acquire any outstanding shares of the Company's Common Stock. There currently are no rights, agreements or commitments of any character obligating the Company, contingently or otherwise, to register any shares of its capital stock under any applicable federal or state securities laws. All of the Company's Common Stock to be issued and sold to the Purchasers pursuant to this Agreement will be free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement, or other encumbrance of any kind or nature whatsoever, and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial, and whether based on contract, proxy or other document or otherwise.

         3.4. Attached hereto as Exhibit B is a true and complete copies of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998, which contains the audited financial statements of the Company for the year ended March 31, 1998, reported upon by Gerald R. Perlstein, independent certified public accountant. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "Company Financial Statements," and the Company's balance sheet as of March 31, 1998 included therein is hereinafter sometimes referred to as the "Balance Sheet." The Company Financial Statements (i) are derived from the books and records of the Company, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of the Company, (ii) fairly and accurately present the financial condition of the Company on the respective dates of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto). The Company has made all filings with the Securities and Exchange Commission (the "SEC") that it has been required by law to make within the past the past three (3) years under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (collectively, the "Public Filings"). Each of the Public Filings has complied with the Securities Act and the Exchange Act in all material respects. None of the Public Filings, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has delivered to the Purchasers a correct and complete copy of the most recent Public Filing (as amended to date). The Company is in compliance with, in all material respects, the rules and regulations of each stock exchange on which the Company's stock is, or has at any time been, listed.

         3.5 The Company has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the Company Financial Statements.
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         3.6 Except as and to the extent  reflected  or reserved  against in the
Balance Sheet or disclosed in Exhibit C attached hereto, the Company has no liability(s), liens, encumbrances or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, properties, condition (financial or otherwise) or prospects of the Company.

         3.7 Except as disclosed in Exhibit C attached hereto, since the date of the Balance Sheet there has been no materially adverse change in the condition (financial or otherwise) of the Company or in its assets, liabilities, properties, business, operations or prospects.

         3.8 There are no actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against or affecting the Company (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of the Company in connection with the business, operations or affairs of the Company, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of the Company, or which might prevent the sale of the Shares pursuant to this Agreement. The Company is not subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code and has not made an assignment for the benefit of creditors.

         3.9 The Company has no obligation to any person or entity for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement, and the current officers, directors and 5% shareholders of the Company shall jointly and severally indemnify and hold the Purchasers and the Company harmless against any liability or expenses arising out of any such claim, asserted against either the Purchasers or the Company by any party.

         3.10 The Company, through its current officers and directors, has the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the issuance of the Company's Common Stock in exchange and consideration for the CMP Stock as contemplated hereby. The Company understands and acknowledges that the CMP Stock was originally issued to the Purchasers, and will be sold and transferred to the Company, without registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof the Company represents that the CMP Stock will be taken and received by the Company for its own account for investment, with no present intention of a distribution or disposition thereof to others. The Company further acknowledges and agrees that the certificate(s) representing the CMP Stock transferred to the Company shall bear a restrictive legend, in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT
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         BE  SOLD,  TRANSFERRED  OR  ASSIGNED  EXCEPT  PURSUANT  TO  AN
         EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

         3.11 Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Purchasers by the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

         3.12 Tax Matters. The Company has filed all returns, declarations, reports, estimates, information returns and statements and other documents (the "Returns") required to be filed by or for the Company in respect of all federal, state, local and foreign taxes, assessments and governmental charges of any kind whatsoever, whether payable directly, by withholding or otherwise, together with any interest, penalties, additions to tax or additional amounts imposed by any taxing authority with respect thereto (collectively, "Taxes" or "Tax"), and the information contained in each such Return is complete and accurate in all material respects. There are no pending audits, actions, proceedings, investigations or claims relating to any asset or liability of the company in respect of taxes, and there is no basis for any such claim which is likely to result in a Tax liability being imposed for any period prior to the Closing. The Company has, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over under all applicable Laws. The Company has not requested any extension of time within which to file any Return, which Return has not since been (or will not be) timely filed. No deficiency for any Taxes has been proposed, asserted or assessed against the Company which has not been resolved and paid in full. There are no outstanding waivers or comparable consents regarding the application of he statute of limitations with respect to any Taxes or Returns that have been given by the Company. There are no pending administrative proceedings, including but not limited to federal, state, local or foreign audits, or court proceedings with regard to any Taxes or Returns. No power of attorney has been granted by the Company with respect to any matter relating to Taxes which is currently in force. The Company is not a party to nay agreement or arrangement providing for the allocation or sharing of Taxes. The Company is not required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by the Company or as a result of the Tax Reform Act of 1986, and the Internal Revenue Service has not proposed any such adjustment or change in accounting method.

         3.13 Contracts. Other than the contracts listed on Schedule 3.13 attached hereto, the Company is not a party to, nor is bound by, any agreement or contract. The Company has provided the Purchasers with true, accurate and complete copies of, or in the case of oral contracts, written summaries of, all the contracts listed on Schedule 3.13. The Company is not in default or breach of any contract or agreement to which it is a party or by which it is bound.
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         3.14 Compliance with Laws. The Company has never violated any Laws, the violation of which could have a material adverse effect on the Company's business, assets or capital stock value. The Company's conduct of its business has not in the past nor does not currently violate, in any material respect, any Laws. The company has filed all material returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all material respects regarding the Company and its business.

                                    ARTICLE 4

         Each of the Purchasers severally and not jointly hereby represents and warrants to the Company as follows (it being acknowledged that the Company is entering into this Agreement in material reliance upon each of the following representations and warranties, that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Company hereunder):

         4.1 Each of the Purchasers has full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transactions herein contemplated, and to perform all of the obligations to be performed by him hereunder. This Agreement and all other agreements, documents and instruments to be executed by the Purchasers in connection herewith have been duly executed and delivered and constitute the legal, valid and binding obligations of the Purchasers executing and delivering the same, and are enforceable with respect to such Purchasers in accordance with their terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. No authorization, consent or approval of any public body or authority is necessary for the consummation by the Purchasers of the transactions contemplated hereby.

         4.2 The Purchasers together collectively own an aggregate of 1,000,000 shares of CMP Stock, constituting all of the issued and outstanding shares of capital stock of CMP, free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement, or other encumbrance of any kind or nature whatsoever, and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial, and whether based on contract, proxy or other document or otherwise. All of the shares of CMP Stock have been duly authorized and validly issued and are fully paid and nonassessable. CMP is not currently authorized to issue any shares of preferred stock.

         4.3 CMP is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be
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so  qualified  would have a  materially  adverse  effect  upon CMP.  CMP has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases. The Articles of Incorporation of CMP as amended to date, certified by the Secretary of State of Arizona, and the Bylaws of CMP as amended to date, certified by the President and the Secretary of CMP, which have been delivered to the Company prior to the execution hereof are true and complete copies thereof as in effect as of the date hereof.

         4.4 CMP was incorporated in June, 1998, and has yet to conduct any significant business or operations. CMP has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever. CMP has no liability(s) or obligation(s)(whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, properties, condition (financial or otherwise) or prospects of CMP, and since June, 1998, there has been no materially adverse change in the condition (financial or otherwise) of CMP or in its assets, liabilities, properties, business, operations or prospects. Effective upon the Closing, all contracts in force, proprietary systems, computer technology and other intellectual property developed or in development by CMP or by others for CMP (hereinafter referred to as the "CMP Properties") shall be the property of CMP whether now owned by CMP or the Purchasers. A complete list of the CMP properties is described in Exhibit D attached hereto. Also attached as Exhibit D is the most recent draft of the Business Plan for CMP.

         4.5 There are no actions, suits or proceedings pending or, to the best of the Purchasers' knowledge, threatened against or affecting any of the Purchasers or CMP (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of CMP in connection with the business, operations or affairs of CMP which might result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of CMP, or which might prevent the purchase of the Company's Common Stock by the Purchasers or the transfer to the Company of the CMP Stock by the Purchasers pursuant to this Agreement or the performance by the Purchasers of any of the obligations to be performed by the Purchasers under this Agreement. Neither CMP nor any of the Purchasers is subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code, nor have any of them made an assignment for the benefit of creditors.

         4.6 Each Purchaser has the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the purchase and acquisition of the Company's Common Stock in exchange and consideration for the shares of CMP Stock owned by him as contemplated hereby. Each Purchaser acknowledges that the shares of the Company's Common Stock to be issued to him in the transactions contemplated hereby will be issued by the Company without registration or qualification or other filings being made under the Federal Securities Act of 1933, as amended, or the securities or "Blue Sky" laws of any state, in reliance upon specific exemptions therefrom, and in furtherance thereof each Purchaser represents that the shares of the

Company's Common Stock to be received by him will be taken for his own account for investment, with no present intention of a distribution or disposition thereof to others. Each Purchaser agrees that the certificate(s) representing the shares of the Company's Common Stock issued to him shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

         4.7 The Purchasers have no obligation to any person or entity for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement, and the Purchasers shall jointly and severally indemnify and hold the Company harmless against any liability or expenses arising out of any such claim asserted against the Company.

         4.8 Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Company by the Purchasers in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

                                    ARTICLE 5

         The Company and the Purchasers hereby covenant to and agree with the other that between the date hereof and the Closing:

         5.1 The Company and the Purchasers shall each give to other and authorized representatives thereof full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the premises, properties, contracts, books, records and affairs of the Company or CMP, as the case may be, and will cause the officers of the Company or CMP, as the case may be, to furnish any and all data and information pertaining to its business that the other may from time to time reasonably require. Unless and until the transactions contemplated by this Agreement have been consummated, each party and its representatives shall hold in confidence all information so obtained and if the transactions contemplated hereby are not consummated will return all documents hereinabove referred to and obtained therefrom. Such obligation of confidentiality shall not extend to any information which as shown to have been previously (i) known to the party receiving it (ii) generally known to others engaged in the trade or business of the Company or CMP, as the case may be, (iii) part of public knowledge or literature, or (iv) lawfully received from a third party.

         5.2 The current officers and directors of the Company and the Purchasers shall each take all necessary actions to cause the Company and CMP, respectively, to maintain in full force and effect its corporate existence, rights, franchises and good standing, and shall not cause or permit to be made any change in the Articles or Bylaws of the Company or CMP, as the case may be.

         5.3 The Purchasers shall take all commercially reasonable actions to cause CMP to conduct its business in the ordinary course of business as an ongoing concern and to maintain the books, accounts and records of CMP in the usual, regular and ordinary manner.

                                    ARTICLE 6

         The respective obligations of the parties hereto to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

         6.1 There shall have been obtained any and all permits, approvals and qualifications of, and there shall have been made or completed all filings, proceedings and waiting periods, required by any governmental body, agency or regulatory authority which, in the reasonable opinion of counsel to the Purchasers and to the Company, are required for the consummation of the transactions contemplated hereby.

         6.2 No claim, action, suit, investigation or other proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement or the obtaining of material damages or other relief in connection therewith.

         6.3 The obligation of the Purchasers hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by the Purchasers in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Purchasers of any other condition or of any of their rights or remedies, at law or in equity, if the Company shall be in default or breach of any of its representations, warranties or covenants under this Agreement:

                  (a) The Company shall have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, there shall have been no material adverse changes in the condition (financial or otherwise), assets, liabilities, earnings or business of the Company since the date hereof, and the representations and warranties of the Company contained herein shall, except as contemplated or permitted by this Agreement or as qualified in Exhibit C, attached hereto, be true in all material respects on and as of the date of Closing as if made on and as of such date.

                  (b) Attached as Exhibit A are copies of resolutions (which are and will be in full force and effect as of the Closing Date) duly adopted by the Board of Directors of the Company adopting and approving this Agreement and the other documents, agreements and instruments to be entered into by the Company as provided herein.

                  (c) The Company shall have obtained written releases, in form and substance reasonably satisfactory to the Purchasers from each person who may be entitled, if any, to receive a finders fee or other commission from the Company as a consequence of the transactions contemplated hereby.

                  (d) Each of the current officers and directors of the Company shall have resigned all of their respective offices of the Company, effective as of the Closing Date, electing the following individuals to the Board of Directors of the Company:

                           1. Don Jackson
                           2.
                           3.
                           4.

                  (e)  The  Company   shall  have   executed  and   delivered  a
Registration Rights Agreement to each of the undersigned, dated as of the date of Closing, in the form thereof attached hereto as Exhibit E.

         6.4 The obligation of the Company to consummate the transactions contemplated by this Agreement is expressly subject to the further conditions set forth below:

                  (a) The Purchasers and CMP shall have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, there shall have been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of the CMP since the date hereof, and the representations and warranties of the Purchasers contained herein shall, except as contemplated or permitted by this Agreement, be true in all material respects on and as of the date of Closing as if made on and as of such date;

                  (b) The Company shall have received copies of resolutions (certified as of the date of the Closing as being in full force and effect by an appropriate officer of CMP) duly adopted by the Board of Directors of CMP adopting and approving the agreements and covenants to be performed by CMP under this Agreement, which shall be in form and substance reasonably satisfactory to the Company.

                  (c) The Purchasers shall have obtained written releases, in form and substance reasonably satisfactory to the Company, from each person who may be entitled to receive a finders fee or other commission from the Purchasers as a consequence of the transactions contemplated hereby.

                                    ARTICLE 7

         7.1 The Company and the Purchasers shall each pay all of their own respective taxes, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them.

         7.2 The respective representations and warranties contained herein and in any other document or instrument delivered by or on behalf of the Company and the Purchasers shall survive the Closing for a period of one full year and thereupon expire and be of no further force and effect. Nothing contained in this Section 7.2 shall in any way affect any obligations of any party under this Agreement that are to be performed, in whole or in part, at any time after the Closing, nor shall it prevent or preclude any party from pursuing any and all available remedies at law or in equity for actual fraud in the event that, prior to the Closing, any other party had actual knowledge of any material breach of any of its representations and warranties herein but failed to disclose to or actively concealed such knowledge prior to the Closing from the other party(s) to whom the representations and warranties were made.

                                    ARTICLE 8

         8.1 Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

         8.2 This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

         8.3 This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware.

         8.4 All notices, requests or demands and other communications hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties as follows:

                (a)  If to the Company, to:   Mark DiSalvo
                                              192 Searidge Court
                                              Shell Beach, Ca. 93449
                                              Tel : 805-773-5350

                            With a copy to:   Robert M. Kern, Esq.
                                              23676 Blythe Street

                                              West Hills, CA 91304
                                              Tel: 818-592-0860

                (b)  If to any of the Shareholders, to:

                            c/o               CMP Solutions Inc.
                                              2450 W. 12th St.
                                              Suites # 2 & 3
                                              Tempe, AZ. 85281

                            With a copy to:   Quarles & Brady
                                              One East Camelback Road, Suite 400
                                              Phoenix, AZ 85012
                                              Attention: P. Robert Moya

         Any party hereto may change its address by written notice to the other party given in accordance with this Section 8.4.

         8.5 This Agreement and the exhibits attached hereto contain the entire agreement between the parties and supersede all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.

         8.6 Prior to the Closing, neither the execution of this Agreement nor the performance of any provision contained herein shall cause any party hereto to be or become liable in any respect for the operations of the business of any other party, or the condition of property owned by any other party, for compliance with any applicable laws, requirements, or regulations of, or taxes, assessments or other charges now or hereafter due to any governmental authority, or for any other charges or expenses whatsoever pertaining to the conduct of the business or the ownership, title, possession, use, or occupancy of any other party.

         8.7 The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

         8.8 In the event of any litigation between the parties hereto, the non-prevailing party shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party in connection therewith.

         8.9 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document. A Signature received via Telefax will be deemed as an original signature for the purpose of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


                                      DENTMART GROUP, INC.


                                      By: /s/ Mark A. DiSalvo
                                          --------------------------------
                                          Mark A. DiSalvo, President


                                               "Purchasers"


                                      /s/ Julian Gates
                                      ------------------------------------
                                      Julian Gates
                                      128,935 shares of CMP Stock
                                      1,186,200 shares of Company's Common Stock


                                      /s/ Mark Simon
                                      ------------------------------------
                                      Mark Simon
                                      128,935 shares of CMP Stock
                                      1,186,200 shares of Company's Common Stock


                                      /s/ Vince Birdwell
                                      ------------------------------------
                                      Vince Birdwell
                                      103,484 shares of CMP Stock
                                      952,054 shares of Company's Common Stock


                                      /s/ Paul Burke
                                      ------------------------------------
                                      Paul Burke
                                      58,637 shares of CMP Stock
                                      539,463 shares of Company's Common Stock

                                      /s/ Don Jackson
                                      ------------------------------------
                                      Don Jackson
                                      128,935 shares of CMP Stock
                                      1,186,200 shares of Company's Common Stock


                                      /s/ Paul Jackson
                                      ------------------------------------
                                      Paul Jackson
                                      128,935 shares of CMP Stock
                                      1,186,200 shares of Company's Common Stock


                                      /s/ Parag Modi
                                      ------------------------------------
                                      Parag Modi
                                      128,935 shares of CMP Stock
                                      1,186,200 shares of Company's Common Stock


                                      /s/ Kevin Jackson
                                      ------------------------------------
                                      Kevin Jackson
                                      103,148 shares of CMP Stock
                                      948,960 shares of Company's Common Stock


                                      /s/ L. Richard Myers
                                      ------------------------------------
                                      L. Richard Myers
                                      20,630 shares of CMP Stock
                                      189,792 shares of Company's Common Stock


                                      /s/ Peter Wilson
                                      ------------------------------------
                                      Peter Wilson
                                      69,426 shares of CMP Stock
                                      638,731 shares of Company's Common Stock

                                      -End-
                                       17